UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2007

CENTURY PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-126490

(Commission File Number)

47-0950123

(IRS Employer Identification No.)

9595 Six Pines Drive, Building 8, Level 2, The Woodlands, TX 77380

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (832) 631-6061

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On February 16, 2007, we entered into a letter of intent with Houston Energy, Inc. (“Houston”) and Red Willow Offshore, LLC. (“Red Willow”) wherein we have agreed to purchase an undivided 8.92353% before casing point and 7.585% after casing point interest on Houston and Red Willow’s Shadyside Prospect located in St. Mary Parish, Louisiana.

Under the terms of the letter of intent, we will enter into a participation agreement and joint operating agreement for the prospect within 30 days from the execution of the letter of intent.

Item 9.01	Financial Statements and Exhibits
10.1	Letter of Intent with Houston Energy, Inc. and Red Willow Offshore, LLC dated February 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PETROLEUM CORP.

/s/ Johannes T. Petersen

Johannes T. Petersen

Secretary and Director

Date:	February 26, 2007